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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  May 26, 2005

                       NEW BRUNSWICK SCIENTIFIC CO., INC.
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             (Exact name of registrant as specified in its charter)

         New Jersey                       0-6994                  22-1630072
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(State or other jurisdiction           (Commission             (I.R.S. Employer
     of incorporation)                 File Number)          Identification No.)

          44 Talmadge Road, Edison NJ                            08818-4005
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    (Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code  732.287.1200


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01   OTHER EVENTS

On May 27, 2005, NEW BRUNSWICK SCIENTIFIC CO., INC., issued a press release entitled "New Brunswick Scientific to Introduce Five Innovative New Products at the American Society for Microbiology (ASM) General Meeting" attached here.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

     (c)    EXHIBITS

  99.1      Press release dated May 27, 2005.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              NEW BRUNSWICK SCIENTIFIC CO., INC.
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                                              (Registrant)

Date May 27, 2005

                                              /s/ Samuel Eichenbaum
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                                              Samuel Eichenbaum
                                              Vice President, Finance